EXHIBIT 99.1

FOR IMMEDIATE RELEASE

SinoHub Postpones Annual Meeting of Stockholders

Rescheduled for Wednesday, July 13, 2011

SHENZHEN — June 14, 2011 — SinoHub Inc. (“SinoHub” or the “Company”) (NYSE Amex: SIHI), an electronics company whose main growth driver is manufacturing and distributing custom, private-label mobile phones, announced today that it has rescheduled its Annual Meeting of Stockholders, originally scheduled for 10:00 a.m. Shenzhen China local time on Thursday, June 23, 2011, to 10:00 a.m. Shenzhen China local time on Wednesday, July 13, 2011. SinoHub decided to postpone its Annual Meeting of Stockholders in order to give it more time to solicit additional proxies in support of the proposals to come before the meeting. Valid proxies that have already been submitted will continue to be valid for purposes of the rescheduled Annual Meeting of Stockholders on Wednesday, July 13, 2011. The record date of May 20, 2011 for the Annual Meeting of Stockholders has not been changed. In addition, no change has been made to the proposals to come before the Annual Meeting of Stockholders, which were presented in the Proxy Statement that SinoHub filed with the Securities and Exchange Commission on May 27, 2011.

About SinoHub Inc.

SinoHub, Inc. (NYSE Amex: SIHI) is a leading electronics company based in Shenzhen, PR China which services clients worldwide. The Company's integrated contract manufacturing (ICM) business unit is currently focused on providing custom, private label mobile phones to customers in developing countries. This fast growing ICM segment is capitalizing on a trend by carriers and distributors to offer their own brands with features and functionality targeted at their local markets, including 3G smart phones, at competitive price points. The Company's electronic component sales and services (ECSS) business unit provides procurement-fulfillment, spot component sales and supply chain management (SCM) services to manufacturers and design houses. The company's SCM services include warehousing, delivery, import/export, and give its customers total transparency into their supply chains by delivering SinoHub SCM, a proprietary, Web-based software platform the company has been using for almost ten years. For more information, visit the Company's Web site at www.sinohub.com and the B2B Chips Web site at www.b2bchips.com .

Cautionary Statement Regarding Forward-looking Information

Some of the statements contained in this press release that are not historical facts constitute forward-looking statements under the federal securities laws. Forward-looking statements can be identified by the use of the words "may," "will," "should," "could," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "intends," "potential," "proposed," or "continue" or the negative of those terms. These statements involve risks known to the Company, significant uncertainties, and other factors, many of which cannot be predicted with accuracy and some of which may not even be anticipated, which may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by those forward-looking statements. Such risks, uncertainties and factors include, but are not limited to, the Company's ability to expand its customer base, the ability to access capital for such expansion, assumptions concerning future economic and competitive conditions and other factors detailed from time to time in the Company's filings with the United States Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Except as required by law, the company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future. For further information on factors which could impact SinoHub and the statements contained herein, see the "Risk Factors" included in Item 1A of the Company's amended Annual Report on Form 10-K/A filed with the Securities Exchange Commission on May 24, 2011. The company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Contacts:

SinoHub Inc. Grace Wang Tel: + 86-755-2661-1080 Email: grace.wang@sinohub.com	Investor Relations (Hong Kong) Mahmoud Siddig Taylor Rafferty Tel: +852-3196-3712 Email: sinohub@taylor-rafferty.com
Investor Relations (US) Bryan Degnan Taylor Rafferty Tel: +1-212-889-4350 Email: sinohub@taylor-rafferty.com